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                                                                  Exhibit 23.0






                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our reports included (or incorporated by reference) in this Form 10-K into the Company's previously filed Registration Statements on Form S-8 (File No. 33-63802, File No. 33-83104, File No. 33-91686 and File No. 333-04707).


                                                   ARTHUR ANDERSEN LLP



Atlanta, Georgia
March 25, 1998